USActive 59346668.3 FORM OF EXCEPTED HOLDER AGREEMENT This Excepted Holder Agreement (this “Agreement”) is made and entered into as of [], by and between Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”) and [•] (“Investor”). RECITALS A. Investor has delivered to the Company a duly completed Holder Redemption Notice and Ownership Statement. B. The Ownership Statement specifies the number of shares of Capital Stock and the number of Convertible Notes that Investor Actually and Constructively Owns (as those terms are defined in the Instructions to the Ownership Statement). C. Pursuant to the Holder Redemption Notice, Investor desires the Company to redeem [•] shares of Series D Preferred Stock (the “Redeemed Preferred Stock”), and the Company has elected to redeem the Redeemed Preferred Stock for shares of Common Stock. D. In order to maintain its qualification as a real estate investment trust (“REIT”), the Articles of Amendment and Restatement of the Company filed with the State Department of Assessments and Taxation of Maryland on August 5, 2016, as the same has to date been, and may in the future be, amended, restated, supplemented, and/or corrected (the “Charter”) limit the ability of any person to Beneficially Own or Constructively Own more than 9.8% of the Company’s Capital Stock (the “Aggregate Stock Ownership Limit”) or Common Stock (the “Common Stock Ownership Limit”, and together with the Aggregate Stock Ownership Limit, the “Ownership Limits”). E. Pursuant to Section 6.2.7 of the Charter, the Company’s Board of Directors (a) is permitted to exempt a Person from one or both Ownership Limits or establish an Excepted Holder Limit for such Person (which may apply with respect to one or more classes of Capital Stock), if the Board of Directors reasonably determines, including without limitation based on the representations, covenants and undertakings from such Person as are provided herein, that such exemption would not cause or permit the Company to fail to comply with certain requirements related to its qualification as a REIT, and (b) may impose such conditions or restrictions as it deems appropriate in connection with granting such exemption. F. Following the Transfer of Common Stock in redemption of the Redeemed Preferred Stock, Investor would Beneficially Own or Constructively Own an amount of Capital Stock in excess of the Ownership Limits described above.

-2- G. This Agreement provides for the establishment of an Excepted Holder Limit for Investor if certain conditions are satisfied, and Investor intends to satisfy such conditions by execution of this Agreement. NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows: AGREEMENT 1. Representations of Investor. To induce the Company to enter into this Agreement, Investor represents and warrants to the Company as follows: 1.1. This Agreement has been duly executed and delivered by an authorized representative of Investor, and is a valid and binding obligation of Investor, enforceable in accordance with its terms; 1.2. The execution and delivery of this Agreement by Investor does not, and will not: (i) violate or conflict with any agreement, order, injunction, decree, or judgment to which Investor is a party or by which Investor is bound; or (ii) violate any law, rule or regulation applicable to Investor; 1.3. No consent, approval or authorization of, or designation, registration, declaration or filing with, any governmental entity or third Person is required on the part of Investor in connection with the execution or delivery of this Agreement; 1.4. The information provided by Investor in the Ownership Statement delivered to the Company was true, correct and complete. 1.5. No Individual will be treated as Beneficially Owning more than 9.8% of the Company as a result of the transaction contemplated by this Agreement or otherwise (following such transaction) by reason of Investor’s Beneficial Ownership of Capital Stock of the Company; and 1.6. Investor has reviewed the list of the tenants of the Company and its subsidiaries attached hereto as Annex A (the “Tenant List”) and does not actually or Constructively Own 9.8% or more of any such tenant of the Company or its subsidiaries. 2. On-Going Covenants of Investor. Beginning on the date hereof, and during any period that an Excepted Holder Limit established pursuant to this Agreement remains in effect, Investor covenants and agrees as follows:

-3- 2.1. Assuming that all of the Redeemed Preferred Stock is redeemed in exchange for Common Stock, and subject to the adjustments set forth in this Section 2.1: 2.1.1. Investor will not Beneficially Own more than [•] percent ([•]%) of the value of Capital Stock of the Company (such percentage, as the same may be adjusted from time to time in accordance with this Section 2.1, being the Excepted Holder Limit granted to Investor with respect to the Aggregate Stock Ownership Limit (the “Capital Stock Excepted Holder Limit”)); 2.1.2. Investor will not Beneficially Own more than [•] percent ([•]%) (in value or in number of shares, whichever is more restrictive) of the outstanding shares of Common Stock of the Company (such percentage, as the same may be adjusted from time to time in accordance with this Section 2.1, being the Excepted Holder Limit granted to Investor with respect to the Common Stock Ownership Limit (the “Common Stock Excepted Holder Limit” and, together with the Capital Stock Excepted Holder Limit, the “Investor Excepted Holder Limits”)); and 2.1.3. no Individual will be treated as Beneficially Owning more than 9.8% (in value or in number of shares, whichever is more restrictive) of the outstanding shares of the Common Stock of the Company, or more than 9.8% (in value) of the aggregate of the Capital Stock of the Company as a result of Investor’s Beneficial Ownership of Capital Stock of the Company. If the Company redeems, repurchases or cancels shares of Capital Stock, the effect of which would be to cause Investor to exceed any Investor Excepted Holder Limit, such Investor Excepted Holder Limit shall, automatically and without need of any action on the part of the Company, its Board of Directors, or Investor, be increased so that Investor’s then Beneficial Ownership is not in excess of the new applicable Investor Excepted Holder Limit; provided, that if such increase would cause the Investor to Constructively Own more than a 9.8% interest (within the meaning of Section 856(d)(2)(B) of the Code) in a tenant or would cause any Individual to Beneficially Own more than 9.8% (in value or in number of shares, whichever is more restrictive) of the outstanding shares of the Company’s Common Stock, or more than 9.8% (in value) of the aggregate of the Company’s Capital Stock, such Excepted Holder Limit shall be increased only to the extent it would not cause the Company to have such an ownership interest in a tenant and would not cause any Individual to Beneficially Own more than 9.8% of the Company’s stock. 2.2. Assuming that all of the Redeemed Preferred Stock is redeemed in exchange for Common Stock, Investor will not actually own or Constructively Own an interest in any tenant of the Company (or a tenant of any entity directly or indirectly owned, in whole or in part, by the Company) that would cause the Company to Constructively Own more than a 9.8% interest (within the meaning of Section 856(d)(2)(B) of the Code) in such tenant.

-4- 2.3. Assuming that all of the Redeemed Preferred Stock is redeemed in exchange for Common Stock, Investor will not actually or Beneficially Own shares of the Company’s Capital Stock that would violate either Investor Excepted Holder Limit or that would cause any Individual to be treated as Beneficially Owning 9.8% (in value or in number of shares, whichever is more restrictive) of the outstanding shares of the Company’s Common Stock, or more than 9.8% (in value) of the aggregate of the outstanding shares of all classes and series of the Company’s stock or that would cause the Company to become “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise cause the Company to fail to qualify as a REIT. 2.4. Investor agrees that any violation, or attempted or purported violation, of Section 2.1, 2.2 or 2.3 of this Agreement (whether with respect to actual, Beneficial or Constructive Ownership by Investor or any Individual and whether or not as a result of any Transfer), or any other action which is contrary to the restrictions contained in Article VI of the Charter, will automatically cause the shares of Capital Stock that otherwise would result in such violation to be transferred to a Trust in accordance with Sections 6.2.1(b) and 6.3 of the Charter, and such shares shall be subject to all the terms and limitations set forth in the Charter (without regard to any exception due to an Excepted Holder Agreement). 2.5. Investor shall promptly notify the Company in writing as soon as it becomes aware of any breach of Section 2.1, 2.2 or 2.3 of this Agreement. 2.6. Investor will maintain an accurate record of its investors for the purpose of monitoring the Beneficial and Constructive Ownership of the Company’s Capital Stock. No later than March 31 of each calendar year beginning in 2024 (but only for so long as Investor Beneficially Owns or Constructively Owns at least 9.8 percent (9.8%) of the stock of the Company), Investor shall deliver an updated Ownership Statement, listing Investor’s then- current actual and Beneficial Ownership of stock with detail sufficient for the Company to independently determine Investor’s then-current actual and Beneficial Ownership of stock. 2.7. Investor agrees to keep the Tenant List in strict confidence and shall not disclose it to any third parties without the Company’s prior written approval. 3. On-Going Covenants of the Company 3.1. Notwithstanding any provisions of the Charter to the contrary, the Company agrees that the Excepted Holder Limits granted to Investor by this Agreement shall not be revoked unless the Board of Directors determines based upon the written advice of counsel that such revocation is required for the preservation of the Company’s qualification as a REIT under the Code. 3.2. The Company shall promptly notify the Investor in writing as soon as it becomes aware of any breach of Section 2.1, 2.2, or 2.3 of this Agreement.

-5- 4. Company’s Authorization of Agreement 4.1. Based on the above representations and agreements, the Company hereby grants to Investor, and agrees that Investor shall have, an initial Capital Stock Excepted Holder Limit of [•] percent ([•]%) and an initial Common Stock Excepted Holder Limit of [] percent ([]%); provided, however, that such Investor Excepted Holder Limits shall be subject to adjustment as contemplated by Section 2.1 above. 5. Additional Information 5.1. Investor and the Company agree that, in addition to the applicable provisions of the Charter, by which Investor would otherwise be bound as a holder of Capital Stock of the Company: 5.1.1. Investor shall provide the information described in Section 6.2.4 of the Charter in accordance with the provisions thereof; and 5.1.2. Investor will inform the Company of its direct or Constructive Ownership of a 9.8% or greater equity interest (within the meaning of Section 856(d)(2)(B) of the Code) in any tenant appearing on an updated Tenant List, provided to the Investor by the Company, within 30 days of receipt of such updated Tenant List. 6. Miscellaneous 6.1. All capitalized terms not defined herein have the meaning ascribed to them in the Charter, except that “Constructively Owns” has the meaning ascribed to it in the Ownership Statement solely for the purposes of Recital A. 6.2. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Maryland, without giving effect to any choice of law or conflict of law provision (whether of the State of Maryland or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Maryland. 6.3. This Agreement may be signed by the parties in separate counterparts, each of which when so signed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. 6.4. This Agreement shall automatically terminate, and Investor shall cease to be an Excepted Holder as set forth herein and in the Charter, upon reduction of Investor’s Beneficial Ownership and Constructive Ownership to or below 9.8% of all outstanding Capital Stock or Common Stock of the Company. In the event of termination of this Agreement, Investor shall immediately become subject to all rules and restrictions regarding the ownership of the Company’s stock, including, without limitation, the limitations set forth in the Charter of the Company, and, for the avoidance of doubt, the establishment of a new Excepted Holder Limit for such Investor and the entry into a new Excepted Holder Agreement (in each case

-6- at the sole and absolute discretion of the Board of Directors of the Company pursuant to Section 6.2.7 of the Charter) shall be required before Investor may again Beneficially Own or Constructively Own Capital Stock or Common Stock of the Company in excess of any Ownership Limit. 6.5. Any provision of this Agreement may be amended or waived if in writing and signed by the Company and Investor. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder. 6.6. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity. 6.7. This Agreement (together with the Exhibit attached hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof. [Remainder of page intentionally blank. Signature page follows.]

USActive 59346668.3 IN WITNESS WHEREOF, the Company and Investor have caused this Agreement to be executed by their respective duly authorized officers as of the date first written above. WHEELER REAL ESTATE INVESTMENT TRUST, INC. By: Name: M. Andrew Franklin Title: Chief Executive Officer [•] By: Name: [•] Title: [•]

USActive 59346668.3 Annex A Tenant List